Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of August 3, 2018, by and among:
DICK’S SPORTING GOODS, INC., a Delaware corporation, and DICK’S MERCHANDISING & SUPPLY CHAIN, INC. (jointly and severally, individually and collectively, the “Borrower”), the Guarantors referred to on the signature pages hereof,
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) for the Credit Parties and as L/C Issuer and Swing Line Lender; and
the Lenders referred to on the signature pages hereof.

W I T N E S S E T H :

A.    Reference is made to a certain Amended and Restated Credit Agreement, dated as of August 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among (i) the Borrower, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, and (iv) the Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.
B.    The Loan Parties, the Agent, and the Lenders have agreed to amend certain terms and conditions of the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Credit Agreement. The provisions of the Credit Agreement are hereby amended as follows:

(a)
Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Financial Accounting Standards Board” in the definition of “GAAP” set forth therein and by substituting “FASB” in its stead.

(b)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

““FASB” means the Financial Accounting Standards Board, which promulgates accounting standards.”

(c)	Section 1.03(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any lease obligation recorded pursuant to the adoption of FASB ASU No. 2016-02, Leases (Topic 842), to the extent such obligation would not have been recorded as a Capital Lease Obligation prior to adoption.”

2.
Ratification of Loan Documents. Except as specifically amended by this Amendment and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement, the Security Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of such Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (except (i) to the extent that such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

3.	Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent:

(a)	The Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Agent, and Lenders constituting the Required Lenders.

(b)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.	Miscellaneous.

(a)
This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission (such as pdf) shall be as effective as delivery of a manually executed counterpart of this Amendment.

(b)
This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	Each Loan Party warrants and represents that it is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Amendment.

(e)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.
BORROWERS:

DICK'S MERCHANDISING & SUPPLY CHAIN, INC.

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	President

DICK'S SPORTING GOODS, INC.

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	Executive Vice President - CFO

GUARANTORS:

AMERICAN SPORTS LICENSING, LLC

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	President

DSG OF VIRGINIA, LLC

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	President

GALYAN’S TRADING COMPANY, LLC

By:	Dick’s Sporting Goods, Inc., its sole member

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	Executive Vice President - CFO

GOLF GALAXY, LLC

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	Executive Vice President

GOLF GALAXY GOLFWORKS, INC.

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	Executive Vice President

CHICK’S SPORTING GOODS, LLC

By:	Dick’s Sporting Goods, Inc., its sole member

By:	/s/ Lee J. Belitsky
Name:	Lee Belitsky
Title:	Executive Vice President - CFO

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ James M. Steffy
Name:	James M. Steffy
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Joseph Becker
Name:	Joseph Becker
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ David Lawrence
Name:	David Lawrence
Title:	Vice President

TD BANK, N.A.

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	SVP Team Leader

HSBC BANK USA, N.A.

By:	/s/ Leigh A. Ingalls
Name:	Leigh A. Ingalls
Title:	Vice President

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President